TERM NOTE

$10,000,000                                              Los Angeles, California
                                                         As of November 17, 1997

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation (hereinafter "Lender") at its offices located at 550 North Brand Boulevard, Suite 950, Glendale, California 91203, or such other place as Lender may from time to time designate in writing, in lawful money of the United States of America, the principal sum of Ten Million Dollars ($10,000,000), plus interest from the date hereof on the unpaid principal balance, as set forth herein.

         PRINCIPAL. The principal sum hereof shall be payable as follows:

         A. Fifty-nine (59) monthly installments of $119,048 each, commencing on December 1, 1997 and continuing on the first day of each consecutive month thereafter through and including November 1, 2002; and

         B. The entire unpaid principal balance, together with all accrued and unpaid interest thereon and any other amounts due hereunder, shall be due and payable on November 16, 2002.

         INTEREST. Interest shall be computed at the rates and in the manner provided in the Agreement (as defined below) and shall be payable on the first day of each and every month (commencing December 1, 1997).

         ADDITIONAL PROVISIONS. At the option of Lender, either unpaid principal or interest or both may be charged to the undersigned's loan account with Lender.

         The makers, endorsers and guarantors of this Term Note hereby waive presentment for payment, demand, notice of non-payment and dishonor, protest and notice of protest; WAIVE TRIAL BY JURY in any action and/or proceeding arising on, out of or under or by reason of this Term Note; consent to any renewals, extensions and partial payments of this Term Note or any indebtedness for which it is given, and consent that no such renewals extensions or partial payments shall discharge any party hereto from liability hereon in whole or in part. If a petition under any provision of the U.S. Bankruptcy Code or any other insolvency statute for any relief thereunder shall be filed after the date hereof by or against any maker, endorser or guarantor hereof, then this Term Note and all other existing obligations of every kind of each maker, endorser or guarantor hereof to the holder hereof shall become immediately due and payable.

         It is expressly agreed that if default be made in payment of any principal or


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interest  installment,  as  above  provided,  or in the  payment  of  any  other indebtedness owing to the holder of this Term Note, the then unpaid principal balance due and owing on this Term Note, together with interest accrued thereon, shall forthwith become due and payable at the option of the holder hereof, without presentment, demand, protest or notice of protest of any kind, all of which are hereby expressly waived.

         This Term Note is secured by (a) the Collateral pledged by the undersigned pursuant to that certain Loan and Security Agreement dated as of the date hereof (the "Agreement") between the undersigned and Lender, (b) the collateral pledged by the undersigned pursuant to that certain Security Agreement (Intellectual Property) dated as of the date hereof between the undersigned and Lender, and (c) any other collateral heretofore or at any time hereafter pledged by the undersigned to Lender. The Agreement and the Security Agreement (Intellectual Property) are hereby incorporated herein in full by this reference. Capitalized terms used but not defined herein shall have the meanings given them in the Agreement. Any Default under and as defined in the Agreement shall constitute a default hereunder. If it shall become necessary to employ counsel to collect this obligation, or to protect or foreclose the security therefor, the undersigned also agrees to pay reasonable attorneys' fees and costs for the services of such counsel, whether or not suit is brought. This Term Note may be prepaid subject to the terms and conditions of the Agreement.

         Lender shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by the maker unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver thereof or of any other right. A waiver upon any one occasion shall not be construed as a bar or a waiver of any right or remedy as to any future occasion nor shall it establish a custom or course of dealing.

         This Term Note may not be changed, modified, amended or terminated orally. The validity of this Term Note, its construction, interpretation and enforcement, and the rights of the parties hereunder shall be determined under the laws of the State of California.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]


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         Notwithstanding  anything herein to the contrary, in the event that the
Agreement is terminated by the undersigned or by Lender, then the entire unpaid principal balance of this Term Note, together with all accrued and unpaid interest, shall become immediately due and payable in full without presentment, notice or demand of any kind.

                                              NORTHERN GEOPHYSICAL OF AMERICA,
                                                INC.


                                              By:  /s/ Ronald L. Koons
                                                   -------------------
                                              Name:  Ronald L. Koons
                                              Title: Vice President


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